--------------------------------------------------------------------------------

      Managed
      HIGH INCOME
           --------------
           PORTFOLIO INC.
           --------------

            -------------------------------------------------------

                                [GRAPHIC OMITTED]

            -------------------------------------------------------

                                                                       Quarterly

                                                                          Report

                                                                    May 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                Managed
LETTER TO                                       HIGH INCOME
SHAREHOLDERS                                         --------------
                                                     PORTFOLIO INC.
                                                     --------------

--------------------------------------------------------------------------------

Dear Shareholder:

      Enclosed herein is the quarterly report for Managed High Income Portfolio Inc. ("Fund") for the three months ended May 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

      Over the past three months, the Fund distributed income dividends to shareholders totaling $0.18 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its May 31, 2002 net asset value ("NAV") per share and New York Stock Exchange ("NYSE") closing price.(1)

              Price                  Annualized               Three-Month
            Per Share           Distribution Rate(2)        Total Return(2)
           ------------         --------------------        ---------------
           $6.82 (NAV)                 9.85%                     2.25%
           $6.96 (NYSE)                9.66%                     0.81%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market
      (NYSE) price as determined by supply of and demand for the Fund's shares.

(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.056 for 12 months. This rate is as of June 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

      During the three-month period, the Fund generated a total return based upon its May 31, 2002 NAV of 2.25%. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group of closed-end high current yield funds returned 2.58% based on NAV for the same three-month period.

Investment Strategy

      The Fund's investment strategy is to seek high current income. Capital appreciation is a secondary objective. The portfolio invests primarily in high-yielding corporate bonds, debentures and notes. To accomplish this goal, under normal conditions, the Fund will invest at least 80% of its assets in corporate bonds, debentures and notes rated below investment-grade(4) and may invest up to 20% of its assets in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights (the former limit was 35%).(5)

      Although the Fund may invest in securities of any maturity, under current market conditions, the Fund intends to invest in fixed-income securities which have an average remaining maturity of between five and ten years. The fixed-income securities purchased by the Fund are generally below investment grade.

Market Overview

      The high-yield bond market continued to suffer from a number of crosscurrents during the period. The economic recovery appears to be moderating with many companies having a difficult time generating consistent operating results, and from our view, there appears to be little pricing power across many industries. Major credit rating agencies have continued to lower the credit ratings on debt of a large number of investment-grade companies to high-yield status. In the first five months of this calendar year, the credit ratings of more than $50 billion of investment-grade corporate bonds have been downgraded to high-yield status, in addition to the $90 billion downgraded last year. These drops in credit ratings have continued to pressure the high-yield market, which has a market capitalization of approximately $550 billion to $600 billion.

----------
(3) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the 3 months ended May 31, 2002, calculated among 7 funds in the closed-end high current yield funds category with reinvestment of dividends and capital gains, excluding sales charges.

(4) Investments in high-yield securities, commonly known as "junk bonds" involve a greater risk of loss than an investment in investment-grade securities and are considered speculation.

(5) In addition, the Fund has adopted a policy to provide the stockholders of the Fund with at least 60 days prior notice of any changes to the 80% investment policy described above if such notice is required by the Investment Company Act of 1940.

      We believe these negative credit trends could dissipate over the remainder of this year as companies attempt to address their liquidity and balance sheet problems. Furthermore, we believe the second-quarter moderation in economic growth is merely a pause after a very strong bounce in the fourth quarter of last year and first quarter of this year. We anticipate the economic recovery will re-establish itself in the second half of this year and will gradually translate into improving corporate profitability. In our opinion, this should clearly benefit the high-yield market.

      For the first five months of this year, the high-yield market has only generated modestly positive total returns, with negative prices being slightly offset by interest income. During that same time period, the domestic equity markets have continued to languish, with the S&P 500 Index(6) down more than 7% and the Nasdaq Composite Index(7) down over 17%.

      While we believe the economic environment is in a recovery mode, it has not been strong enough to materially carry through to enhance overall corporate profits. Economic activity appears to have moderated in the second quarter, with slowing retail and housing sales data. In addition, continued concerns relating to corporate governance and disclosure of corporate financials continue to plague the financial markets in the near term. Given these considerations, we are not surprised by the moderation in economic growth and still expect the recovery to continue in the second half of this year.

      Since a larger number of companies are still carrying excessive amounts of debt in the face of generally anemic profitability, we would be surprised to see a strong rebound in capital expenditures over the remainder of this year. We think companies will continue to focus on expense reduction through downsizing, as well as on debt reduction. This trend is extremely positive for corporate bond investors. As companies repair their balance sheets and improve overall liquidity, we would anticipate high-yield bond prices to rise in value. However, this shift toward increased conservatism will most likely result in a more muted economic recovery, which could restrain the recovery in the equity market. The equity market has reflected this mixed outlook with increased volatility and erratic price performance so far this calendar year.

----------
(6) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. It includes the reinvestment of monthly dividends. Please note that an investor cannot invest directly in an index.

(7) The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

      Given all of the uncertainty, the high-yield market has recently continued to trade at depressed valuations, in cases yielding upwards of 7.00% more than U.S. Treasuries. As mentioned above, the high-yield market has continued to be negatively affected by the significant amount of credit downgrades of issues of former investment-grade issues. The added supply pressure resulting from credit downgrades, in our view, as well as new issuances limited the recovery in the high-yield bond market in the past year. We would expect this situation to abate over the remainder of this year as companies gradually address their balance sheet and liquidity challenges.

Portfolio Overview and Outlook

      The best-performing sectors for this year have included consumer cyclical and non-cyclicals, capital goods manufacturing, energy and basic materials. The worst performing sectors have been utilities, media and telecommunications. We continue to invest across a broad cross-section of what we consider higher-quality industrial and consumer bonds that are providing generous yield premiums over other fixed-income securities, such as U.S. Treasuries and Agencies. We have invested most of our cash reserves and are carrying only a nominal cash position.

      At present, we are seeking to enhance yields by increasing our exposure to middle-quality single-B issues in some of the more economically sensitive sectors, as well as selectively adding to our positions in the out-of-favor sectors, such as media and telecommunications. Our overall current goal is to be neutrally weighted across industries, which we believe may help generate higher income levels going forward. In addition, we also believe that as the economic recovery continues and more companies experience improving profitability, we will begin to witness improving total return performance in our high-yield funds.

Market Outlook

      In summary, we remain confident the high-yield market will gradually recover over the next two to three years. We remain focused on seeking to attain upside price performance after three difficult years and will continue to position the Fund in bonds that, in our opinion, have the most upside price potential based upon the Fund's parameters. Despite the near term difficulties and challenges confronting the markets, we remain confident that we will continue to seek improved performance over time, given our current investment strategy.

      We appreciate that you have entrusted us to manage your investment in the Managed High Income Portfolio Inc. We look forward to continuing to help you pursue your investment goals in the future.

Sincerely,


/s/ Heath B. McLendon                  /s/ John C. Bianchi


Heath B. McLendon                      John C. Bianchi, C.F.A.
Chairman                               Vice President and
                                       Investment Officer

June 28, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 28 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and the composition of the Fund's holdings is subject to change.

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 41. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 98.4%
------------------------------------------------------------------------------------------------------
Advertising/Marketing Services -- 0.2%
       545,000          CCC+    Ackerley Group Inc., Sr. Sub. Notes, Series B,
                                   9.000% due 1/15/09 .................................   $    585,194
------------------------------------------------------------------------------------------------------
Aerospace and Defense -- 0.8%
                                BE Aerospace, Inc., Sr. Sub. Notes, Series B:
       830,000          B          8.000% due 3/1/08 ..................................        767,750
       575,000          B          8.875% due 5/1/11 ..................................        537,625
       975,000          B-      Dunlop Standard Aerospace Holdings, Sr. Notes,
                                   11.875% due 5/15/09 ................................      1,043,250
------------------------------------------------------------------------------------------------------
                                                                                             2,348,625
------------------------------------------------------------------------------------------------------
Airlines -- 3.0%
     1,260,000          B       Air Canada, Sr. Notes, 10.250% due 3/15/11 ............      1,030,050
     6,296,588          B2*     Airplanes Pass-Through Trust, Corporate
                                   Asset-Backed Securities, Series 1,
                                   Class D, 10.875% due 3/15/09 .......................      1,070,420
                                Continental Airlines, Inc., Pass-Through
                                   Certificates:
       485,795          A             Series 974B, 6.900% due 7/2/18 ..................        467,380
       209,407          A             Series 981B, 6.748% due 9/15/18 .................        195,541
       940,000          BBB           Series 99-2, Class C-2, 7.434% due 3/15/06 ......        861,505
       401,973          BBB           Series 00-2, Class C, 8.312% due 10/2/12 ........        381,803
       581,060          BBB+          Series 01-1, Class C, 7.033% due 6/15/11 ........        550,250
     1,435,000          BB+           Series D, 7.568% due 12/1/06 ....................      1,308,567
                                United Air Lines, Inc., Pass-Through Certificates:
       588,116          BBB+       Series 00-1, Class B, 8.030% due 1/1/13 ............        512,440
     1,443,359          A-         Series 00-2, Class B, 7.811% due 10/1/09 ...........      1,260,103
       275,000          A-         Series 01-1, Class B, 6.932% due 9/1/11 ............        218,776
       630,000          BBB-       Series 01-1, Class C, 6.831% due 9/1/08 ............        483,396
       572,718          A-      US Airways, Pass-Through Trust, Series 99-1,
                                   8.360% due 7/20/20 .................................        532,341
------------------------------------------------------------------------------------------------------
                                                                                             8,872,572
------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 2.6%
                                AES Corp.:
     2,080,000          Ba1*       Sr. Notes, 9.500% due 6/1/09 .......................      1,653,600
       780,000          B+         Sr. Sub. Notes, 10.250% due 7/15/06 ................        503,100
     2,370,000          BB+     Calpine Canada Energy Finance, Guaranteed
                                   Sr. Notes, 8.500% due 5/1/08 .......................      1,945,936


                       See Notes to Financial Statements.                      7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 2.6% (continued)
                                Calpine Corp., Sr. Notes:
       525,000          BB+        8.750% due 7/15/07 .................................   $    436,257
     3,975,000          BB+        8.625% due 8/15/10 .................................      3,329,575
------------------------------------------------------------------------------------------------------
                                                                                             7,868,468
------------------------------------------------------------------------------------------------------
Apparel/Footwear -- 1.1%
                                Levi Strauss Co.:
       365,000          BB-        Notes, 7.000% due 11/1/06 ..........................        339,450
       525,000          BB-        Sr. Notes, 11.625% due 1/15/08 .....................        548,625
       315,000          BB      Russell Corp., Sr. Notes, 9.250% due 5/1/10 (b) .......        332,325
       765,000          BBB-    Tommy Hilfiger USA Inc., Guaranteed Notes,
                                   6.500% due 6/1/03 ..................................        768,840
       550,000          B-      Tropical Sportswear International Corp.,
                                   Guaranteed Sr. Sub. Notes, Series A,
                                   11.000% due 6/15/08 ................................        578,188
       720,000          B-      William Carter Co., Guaranteed Sr. Sub. Notes,
                                   Series B, 10.875% due 8/15/11 ......................        781,200
------------------------------------------------------------------------------------------------------
                                                                                             3,348,628
------------------------------------------------------------------------------------------------------
Apparel/Footwear - Retail -- 0.4%
       315,000          BB+     The Gap Inc., Notes, step bond to yield
                                   8.150% due 12/15/05 ................................        315,700
       905,000          CCC+    J. Crew Operating Corp., Sr. Sub. Notes,
                                   10.375% due 10/15/07 ...............................        793,006
------------------------------------------------------------------------------------------------------
                                                                                             1,108,706
------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.3%
     1,020,000          BBB     Cooper Tire & Rubber Co., Notes,
                                   7.625% due 3/15/27 .................................        929,034
------------------------------------------------------------------------------------------------------
Auto Parts - Original Equipment Manufacturer -- 1.6%
       210,000          Ba3*    American Axle & Manufacturing Holdings, Inc.,
                                   Guaranteed Sr. Sub. Notes, 9.750% due 3/1/09 .......        227,062
       415,000          Ba1*    Arvin Capital Trust I, Guaranteed Notes,
                                   9.500% due 2/1/27 (b) ..............................        409,657
                                Collins & Aikman Products Co.:
       315,000          B          Guaranteed Sr. Sub. Notes,
                                      11.500% due 4/15/06 .............................        318,150
       930,000          B          Sr. Notes, 10.750% due 12/31/11 (b) ................        977,663


8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Auto Parts - Original Equipment Manufacturer -- 1.6% (continued)
                                Dana Corp.:
     1,160,000          BB         Notes, 6.500% due 3/1/09 ...........................   $  1,026,600
       525,000          BB         Sr. Notes, 10.125% due 3/15/10 (b) .................        555,187
       105,000          Caa3*   LDM Technologies Inc., Guaranteed Sr. Sub.
                                   Notes, Series B, 10.750% due 1/15/07 ...............         78,225
        25,000          B-      Prestolite Electric Inc., Guaranteed Sr. Notes,
                                   9.625% due 2/1/08 ..................................         18,188
       520,000          B       Stoneridge, Inc., Sr. Notes,
                                   11.500% due 5/1/12 (b) .............................        553,800
                                Venture Holdings Trust:
       340,000          B2*        Sr. Notes, Series B, 9.500% due 7/1/05 .............        275,400
       340,000          B3*        Sr. Sub. Notes, 12.000% due 6/1/09 .................        232,900
------------------------------------------------------------------------------------------------------
                                                                                             4,672,832
------------------------------------------------------------------------------------------------------
Beverages/Non-Alcoholic -- 0.3%
       845,000          B+      Cott Beverage Inc., Guaranteed Sr. Sub. Notes,
                                   8.000% due 12/15/11 (b) ............................        860,844
------------------------------------------------------------------------------------------------------
Broadcasting -- 2.9%
     2,820,000          B-      Emmis Escrow Corp., Sr. Discount Notes,
                                   step bond to yield 12.364% due 3/15/11 .............      2,115,000
     1,890,000          B-      LIN Holdings Corp., Sr. Discount Notes,
                                   step bond to yield 13.582% due 3/1/08 ..............      1,786,050
                                Paxson Communications Corp.:
     1,030,000          B-         Guaranteed Sr. Sub. Notes,
                                      10.750% due 7/15/08 .............................      1,120,125
       825,000          B-         Sr. Discount Notes, step bond to yield
                                      12.250% due 1/15/09 (b) .........................        600,188
       895,000          B       Sinclair Broadcast Group, Sr. Sub. Notes,
                                   8.750% due 12/15/11 ................................        930,800
       515,000          B-      Spanish Broadcasting Systems Inc., Guaranteed
                                   Sr. Sub. Notes, 9.625% due 11/1/09 .................        539,462
       680,000          CCC+    XM Satellite Radio Inc., Sr. Secured Notes,
                                   14.000% due 3/15/10 ................................        452,200
                                Young Broadcasting Inc.:
       475,000          B-         Guaranteed Sr. Sub. Notes,
                                      10.000% due 3/1/11 ..............................        470,250
       790,000          B          Sr. Notes, 8.500% due 12/15/08 (b) .................        801,850
------------------------------------------------------------------------------------------------------
                                                                                             8,815,925
------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Building Products -- 1.2%
       890,000          B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                                   12.000% due 2/15/08 ................................   $    894,450
       265,000          B       Associated Materials Inc., Sr. Sub. Notes,
                                   9.750% due 4/15/12 (b) .............................        275,600
     1,050,000          B-      Atrium Cos., Inc., Guaranteed Sr. Sub. Notes,
                                   Series B, 10.500% due 5/1/09 .......................      1,065,750
     1,315,000          B-      Nortek Inc., Sr. Sub. Notes,
                                   9.875% due 6/15/11 .................................      1,354,450
------------------------------------------------------------------------------------------------------
                                                                                             3,590,250
------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 8.0%
     6,205,000          B+      Century Communications, Sr. Discount Notes,
                                   zero coupon due 1/15/08 ............................      2,450,975
                                Charter Communications Holdings, LLC:
                                   Sr. Discount Notes:
     6,255,000          B+            Step bond to yield 13.999% due 1/15/10 ..........      4,065,750
     4,540,000          B+            Step bond to yield 13.243% due 1/15/11 ..........      2,769,400
     2,970,000          B+            Step bond to yield 11.757% due 5/15/11 ..........      1,626,075
       925,000          B+         Sr. Notes, 11.125% due 1/15/11 .....................        862,563
                                CSC Holdings Inc.:
       420,000          BB+        Sr. Notes, 7.625% due 4/1/11 .......................        394,333
     1,270,000          BB-        Sr. Sub. Debentures, 10.500% due 5/15/16 ...........      1,295,400
     2,620,000          B1*     EchoStar Broadband Corp., Sr. Notes,
                                   10.375% due 10/1/07 ................................      2,757,550
                                EchoStar DBS Corp., Sr. Notes:
     1,835,000          B+         9.125% due 1/15/09 (b) .............................      1,853,350
     1,045,000          B+         9.375% due 2/1/09 ..................................      1,065,900
     1,160,000          B-      Insight Communications, Sr. Discount Notes,
                                   step bond to yield 14.597% due 2/15/11 .............        609,000
       225,000(EUR)     CCC+    ONO Finance PLC, Sr. Notes,
                                   14.000% due 7/15/10 ................................         84,181
                                Pegasus Communications Corp.:
       525,000          CCC+       Sr. Discount Notes, step bond to yield
                                      13.500% due 3/1/07 ..............................        139,125
       525,000          CCC+       Sr. Notes, Series B, 9.750% due 12/1/06 ............        238,875
     2,710,000          BB-     Rogers Cablesystems Ltd., Guaranteed
                                   Sr. Sub. Debentures, 11.000% due 12/1/15 ...........      3,045,362
       865,000(GBP)     B       Telewest Communications PLC, Sr. Notes,
                                   5.250% due 2/19/07 (b)(c) ..........................        570,270
------------------------------------------------------------------------------------------------------
                                                                                            23,828,109
------------------------------------------------------------------------------------------------------


10                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Casinos/Gaming -- 5.9%
       820,000          B-      Alliance Gaming Corp., Guaranteed Sr. Sub.
                                   Notes, Series B, 10.000% due 8/1/07 ................   $    865,100
       525,000          B-      Ameristar Casinos Inc., Guaranteed Sr. Sub.
                                   Exchange Notes, 10.750% due 2/15/09 ................        580,125
       515,000          B+      Argosy Gaming Co., Sr. Sub. Notes,
                                   9.000% due 9/1/11 ..................................        540,750
     1,500,000          B       Hollywood Casino Corp., Guaranteed
                                   Sr. Secured Notes, 11.250% due 5/1/07 ..............      1,657,500
                                Mandalay Resort Group:
       415,000          BB-        Sr. Sub. Debentures, 7.625% due 7/15/13 ............        396,325
     1,040,000          BB-        Sr. Sub. Notes, Series B, 10.250% due 8/1/07 .......      1,133,600
     1,285,000          BB+     MGM Mirage, Inc., Guaranteed Sr. Sub. Notes,
                                   8.375% due 2/1/11 ..................................      1,333,188
     2,070,000          BB+     Park Place Entertainment Corp., Sr. Sub. Notes,
                                   8.125% due 5/15/11 .................................      2,077,763
       415,000          B+      Station Casinos, Inc., Sr. Sub. Notes,
                                   8.875% due 12/1/08 .................................        430,044
     1,005,000          B+      Sun International Hotels Ltd., Guaranteed
                                   Sr. Sub. Notes, 8.625% due 12/15/07 ................      1,040,175
                                Venetian Casino Resort LLC:
     3,190,000          B-         2nd Mortgage Notes, 11.000% due 6/15/10 (b) ........      3,325,575
     4,000,000          B-         Guaranteed Mortgage Notes,
                                      12.250% due 11/15/04 ............................      4,266,000
------------------------------------------------------------------------------------------------------
                                                                                            17,646,145
------------------------------------------------------------------------------------------------------
Chemicals - Agricultural -- 1.2%
     1,840,000          BB      IMC Global Inc., Guaranteed Sr. Notes, Series B,
                                   11.250% due 6/1/11 .................................      2,037,800
                                Terra Industries Inc.:
     1,005,000          BB-        Guaranteed Sr. Secured Notes,
                                      12.875% due 10/15/08 ............................      1,040,175
       530,000          B          Sr. Notes, 10.500% due 6/15/05 .....................        474,350
------------------------------------------------------------------------------------------------------
                                                                                             3,552,325
------------------------------------------------------------------------------------------------------
Chemicals - Major Diversified -- 1.5%
                                Huntsman ICI Holdings LLC:
    11,690,000          B-         Sr. Discount Notes, zero coupon due 12/31/09 .......      2,922,500
       525,000          B          Sr. Notes, 9.875% due 3/1/09 (b) ...................        540,750
     1,160,000          B       Texas Petrochemical Corp., Sr. Sub. Notes,
                                   11.125% due 7/1/06 .................................        993,250
------------------------------------------------------------------------------------------------------
                                                                                             4,456,500
------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 2.6%
       615,000          B+      Airgas Inc., Guaranteed Sr. Sub. Notes,
                                   9.125% due 10/1/11 (b) .............................   $    668,044
       545,000          B       Applied Extrusion, Guaranteed Sr. Notes,
                                   Series B, 10.750% due 7/1/11 .......................        528,650
     1,035,000          B-      Avecia Group PLC, Guaranteed Sr. Notes,
                                   11.000% due 7/1/09 .................................      1,047,938
                                ISP Holdings, Inc.:
     1,970,000          BB-        Guaranteed Sr. Notes, 10.250% due 7/1/11 ...........      2,100,512
     1,035,000          B+         Secured Notes, 10.625% due 12/15/09 ................      1,072,519
     1,545,000(EUR)     B+      Messer Grieshiem Holding AG, Sr. Notes,
                                   10.375% due 6/1/11 .................................      1,575,471
       620,000          B+      OM Group Inc., Sr. Sub. Notes,
                                   9.250% due 12/15/11 (b) ............................        649,450
------------------------------------------------------------------------------------------------------
                                                                                             7,642,584
------------------------------------------------------------------------------------------------------
Coal -- 0.4%
     1,070,000          BB      Luscar Coal Ltd., Sr. Notes,
                                   9.750% due 10/15/11 ................................      1,152,925
------------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.2%
       730,000          BB      Mail-Well Inc., Guaranteed Sr. Notes,
                                   9.625% due 3/15/12 (b) .............................        740,950
------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.2%
       520,000          B+      American Achievement Corp., Sr. Notes,
                                   11.625% due 1/1/07 (b) .............................        546,000
------------------------------------------------------------------------------------------------------
Consumer Sundries -- 0.7%
                                American Greetings Corp.:
       740,000          BBB-       Notes, 6.100% due 8/1/28 ...........................        682,895
       475,000          BB+        Sr. Sub. Notes, 11.750% due 7/15/08 ................        517,750
       375,000          B-      Packaged Ice, Inc., Guaranteed Sr. Notes,
                                   Series B, 9.750% due 2/1/05 ........................        315,000
       840,000          BB      Sola International, Inc., Notes,
                                   6.875% due 3/15/08 .................................        735,486
------------------------------------------------------------------------------------------------------
                                                                                             2,251,131
------------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.6%
     2,060,000          BB      Owens-Brockway Glass, Inc., Sr. Secured Notes,
                                   8.875% due 2/15/09 (b) .............................      2,142,400
     1,955,000          B+      Owens-Illinois Inc., Sr. Notes,
                                   7.150% due 5/15/05 .................................      1,886,575
------------------------------------------------------------------------------------------------------


12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.6% (continued)
       150,000          B-      Pliant Corp., Guaranteed Sr. Sub. Notes,
                                   13.000% due 6/1/10 .................................   $    157,500
       935,000          BBB     Sealed Air Corp., Notes, 6.950% due 5/15/09 (b) .......        879,909
     3,565,000          B       Stone Container Finance Corp., Guaranteed
                                   Sr. Notes, 11.500% due 8/15/06 (b) .................      3,868,025
     1,075,000          B-      Sweetheart Cup Co., Sr. Sub. Notes,
                                   10.500% due 9/1/03 .................................      1,026,625
       835,000          B-      Tekni-Plex Inc., Guaranteed Sr. Sub. Notes,
                                   Series B, 12.750% due 6/15/10 ......................        880,925
------------------------------------------------------------------------------------------------------
                                                                                            10,841,959
------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.5%
       235,000          B-      Parker Drilling Co., 5.500% due 8/1/04 ................        219,431
     1,140,000          BB+     Pride International, Inc., Sr. Notes,
                                   10.000% due 6/1/09 .................................      1,236,900
------------------------------------------------------------------------------------------------------
                                                                                             1,456,331
------------------------------------------------------------------------------------------------------
Department Stores -- 0.9%
                                J.C. Penney Co., Inc.:
       520,000          BBB-       Debentures, 6.900% due 8/15/26 .....................        524,080
       785,000          BBB-       Notes, 6.125% due 11/15/03 .........................        789,249
     1,172,000          BB      Saks Inc., Guaranteed Notes,
                                   9.875% due 10/1/11 .................................      1,259,900
------------------------------------------------------------------------------------------------------
                                                                                             2,573,229
------------------------------------------------------------------------------------------------------
Drugstore Chains -- 0.4%
                                Rite Aid Corp.:
     1,105,000          B-         Notes, 7.125% due 1/15/07 ..........................        767,975
       530,000          B-         Sr. Notes, 7.625% due 4/15/05 ......................        426,650
------------------------------------------------------------------------------------------------------
                                                                                             1,194,625
------------------------------------------------------------------------------------------------------
Electric Utilities -- 2.5%
     1,055,000          BB+     Avista Corp., Sr. Notes, 9.750% due 6/1/08 ............      1,149,471
                                CMS Energy Corp., Sr. Notes:
       675,000          BB         7.625% due 11/15/04 ................................        648,422
       650,000          BB         9.875% due 10/15/07 ................................        663,818
     1,055,000          BBB-    Edison Mission Energy, Sr. Notes,
                                   10.000% due 8/15/08 ................................      1,056,439
     2,055,000          BB-     Mission Energy Holding Co., Sr. Secured Notes,
                                   13.500% due 7/15/08 ................................      2,147,475


                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Electric Utilities -- 2.5% (continued)
     1,895,000          B+      Orion Power Holdings Inc., Sr. Notes,
                                   12.000% due 5/1/10 .................................   $  1,752,875
------------------------------------------------------------------------------------------------------
                                                                                             7,418,500
------------------------------------------------------------------------------------------------------
Electrical Products -- 0.4%
     1,240,000          BBB-    Thomas & Betts Corp., Notes, Series MTN,
                                   6.625% due 5/7/08 ..................................      1,137,903
------------------------------------------------------------------------------------------------------
Electronic Components -- 1.1%
     1,545,000          BB-     Celestica Inc., zero coupon due 8/1/20 (c) ............        674,006
       970,000          BB-     Celestica International Inc., Sr. Sub. Notes,
                                   10.500% due 12/31/06 ...............................      1,018,500
     2,400,000          BB-     Sanmina Co., zero coupon due 9/12/20 ..................        906,000
     1,040,000          BB+     Solectron Corp., zero coupon due 5/8/20 ...............        605,800
------------------------------------------------------------------------------------------------------
                                                                                             3,204,306
------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.3%
     1,160,000          B-      Amkor Technologies Inc., Sub. Notes,
                                   5.000% due 3/15/07 (c) .............................        874,350
------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.6%
       845,000          CCC     Remington Product Co., LLC, Sr. Sub. Notes,
                                   Series D, 11.000% due 5/15/06 ......................        688,675
                                Salton, Inc.:
       115,000          B          Guaranteed Sr. Sub. Notes,
                                      10.750% due 12/15/05 ............................        117,300
       875,000          B          Sr. Sub. Notes, 12.250% due 4/15/08 ................        931,875
------------------------------------------------------------------------------------------------------
                                                                                             1,737,850
------------------------------------------------------------------------------------------------------
Electronics Distributors -- 0.3%
     1,145,000          BBB     Arrow Electronics Inc., Sr. Debentures,
                                   6.875% due 6/1/18 ..................................        904,983
------------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.2%
     1,990,000          NR      Metromedia Fiber Network, Inc., Guaranteed
                                   Sub. Notes, 14.000% due 3/15/07 (c) ................        696,500
------------------------------------------------------------------------------------------------------
Environmental Services -- 1.9%
                                Allied Waste Corp.:
                                   Guaranteed Sr. Sub. Notes, Series B:
       840,000          BB-           7.875% due 1/1/09 ...............................        820,050
     1,425,000          B+            10.000% due 8/1/09 ..............................      1,446,375


14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Environmental Services -- 1.9% (continued)
     1,555,000          BB-        Sr. Notes, 8.500% due 12/1/08 ......................   $  1,570,550
       265,000          B       Synargo Technologies, Inc., Sr. Sub. Notes,
                                   9.500% due 4/1/09 (b) ..............................        274,275
     1,460,000          B+      URS Corp., Sr. Sub. Notes, Series B,
                                   12.250% due 5/1/09 .................................      1,525,700
------------------------------------------------------------------------------------------------------
                                                                                             5,636,950
------------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 1.8%
     1,805,000          BBB-    Avis Group Holdings Inc., Guaranteed
                                   Sr. Sub. Notes, 11.000% due 5/1/09 .................      2,012,575
       630,000          B       Penhall International Inc., Guaranteed Sr. Notes,
                                   12.000% due 8/1/06 .................................        623,700
     1,480,000          BB      United Rentals Inc., Guaranteed Sr. Notes,
                                   Series B, 10.750% due 4/15/08 ......................      1,639,100
     1,030,000          B-      Williams Scotsman Inc., Guaranteed Sr. Notes,
                                   9.875% due 6/1/07 ..................................      1,035,150
------------------------------------------------------------------------------------------------------
                                                                                             5,310,525
------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.9%
     7,307,000          NR      Finova Group Inc., Notes, 7.500% due 11/15/09 .........      2,630,520
------------------------------------------------------------------------------------------------------
Food Distributors -- 0.4%
                                Fleming Cos., Inc.:
       425,000          BB-        Guaranteed Sr. Notes, 10.125% due 4/1/08 ...........        452,625
       770,000          B+         Guaranteed Sr. Sub. Notes, Series D,
                                      10.625% due 7/31/07 .............................        798,875
------------------------------------------------------------------------------------------------------
                                                                                             1,251,500
------------------------------------------------------------------------------------------------------
Food - Major Diversified -- 0.9%
       315,000          B-      Agrilink Foods, Inc., Guaranteed Sr. Sub. Notes,
                                   11.875% due 11/1/08 ................................        330,750
                                Aurora Foods Inc., Sr. Sub. Notes, Series B:
     2,175,000          B          9.875% due 2/15/07 .................................      1,424,625
       860,000          CCC+       8.750% due 7/1/08 ..................................        559,000
       600,000          BB-     Dean Foods, Co., Sr. Notes,
                                   6.900% due 10/15/17 ................................        520,040
------------------------------------------------------------------------------------------------------
                                                                                             2,834,415
------------------------------------------------------------------------------------------------------
Food - Meat/Fish/Dairy -- 0.7%
       475,000          B       American Seafood Group LLC, Sr. Sub. Notes,
                                   10.125% due 4/15/10 (b) ............................        485,094


                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Food - Meat/Fish/Dairy -- 0.7% (continued)
       525,000          BB      Land O' Lakes, Inc., Sr. Notes,
                                   8.750% due 11/15/11 (c) ............................   $    511,875
     1,125,000          BBB     Tyson Foods Inc., Notes, 7.000% due 1/15/28 ...........      1,048,575
------------------------------------------------------------------------------------------------------
                                                                                             2,045,544
------------------------------------------------------------------------------------------------------
Food - Retail-- 0.7%
     1,260,000          BB      Great Atlantic & Pacific Tea Co., Notes,
                                   7.750% due 4/15/07 .................................      1,228,500
       530,000          B       Pathmark Stores, Inc., Guaranteed Sr. Sub. Notes,
                                   8.750% due 2/1/12 ..................................        553,850
       315,000          B       Roundy's Inc., Sr. Sub. Notes,
                                   8.875% due 6/15/12 (b) .............................        321,300
------------------------------------------------------------------------------------------------------
                                                                                             2,103,650
------------------------------------------------------------------------------------------------------
Food - Specialty/Candy -- 0.5%
       990,000          B-      Michael Foods, Sr. Sub. Notes, Series B,
                                   11.750% due 4/1/11 .................................      1,096,425
       425,000          B2*     Mrs. Fields Original Cookies, Inc., Guaranteed
                                   Sr. Sub. Notes, Series B, 10.125% due 12/1/04 ......        354,875
------------------------------------------------------------------------------------------------------
                                                                                             1,451,300
------------------------------------------------------------------------------------------------------
Forest Products -- 0.8%
     1,990,000          B+      Louisiana Pacific Corp., Sr. Sub. Notes,
                                   10.875% due 11/15/08 ...............................      2,223,825
       315,000          B+      Millar Western Forest Products Ltd., Sr. Notes,
                                   9.875% due 5/15/08 .................................        308,700
------------------------------------------------------------------------------------------------------
                                                                                             2,532,525
------------------------------------------------------------------------------------------------------
Home Builders -- 2.4%
       525,000          BB      Beazer Homes USA, Inc., Guaranteed Sr. Notes,
                                   8.625% due 5/15/11 .................................        547,312
                                D.R. Horton, Inc.:
       685,000          BB         Guaranteed Sr. Notes, 8.000% due 2/1/09 ............        700,412
       545,000          B+         Sr. Sub. Notes, 9.375% due 3/15/11 .................        569,525
       815,000          BB-     KB Home, Sr. Sub. Notes, 9.500% due 2/15/11 ...........        861,862
       895,000          BB+     Lennar Corp., Guaranteed Sr. Notes, Series B,
                                   9.950% due 5/1/10 ..................................      1,009,112
       610,000          B       Meritage Corp., Guaranteed Sr. Notes,
                                   9.750% due 6/1/11 ..................................        645,838
       490,000          BB+     Ryland Group, Inc., Sr. Notes,
                                   9.750% due 9/1/10 ..................................        541,450


16                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Home Builders -- 2.4% (continued)
     1,035,000          B-      Schuler Homes, Inc., Guaranteed Notes,
                                   10.500% due 7/15/11 ................................   $  1,130,738
                                Standard Pacific Corp.:
       685,000          BB         Sr. Notes, 8.500% due 4/1/09 .......................        700,412
       525,000          Ba3*       Sr. Sub. Notes, 9.250% due 4/15/12 .................        547,312
------------------------------------------------------------------------------------------------------
                                                                                             7,253,973
------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.2%
       130,000          B-      Sealy Mattress Co., Guaranteed Sr. Discount
                                   Notes, Series B, step bond to yield
                                   10.259% due 12/15/07 ...............................        132,275
     1,060,000          CCC+    WestPoint Stevens Inc., Sr. Notes,
                                   7.875% due 6/15/08 .................................        609,500
------------------------------------------------------------------------------------------------------
                                                                                               741,775
------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.5%
     1,265,000          B-      Magellan Health Services, Inc., Sr. Sub. Notes,
                                   9.000% due 2/15/08 .................................        986,700
       525,000          B       Res-Care, Inc., Sr. Notes,
                                   10.625% due 11/15/08 (c) ...........................        496,781
------------------------------------------------------------------------------------------------------
                                                                                             1,483,481
------------------------------------------------------------------------------------------------------
Hotels/Resorts/Cruiselines -- 2.2%
       935,000          B       Courtyard By Marriott II, Sr. Notes, Series B,
                                   10.750% due 2/1/08 .................................        967,725
       890,000          BBB-    Hilton Hotels, Sr. Notes, 7.950% due 4/15/07 ..........        920,864
     3,610,000          B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10 ........      3,916,850
       315,000          BB+     Royal Caribbean Cruises Ltd., Sr. Notes,
                                   8.750% due 2/2/11 ..................................        312,409
       590,000          B       Vail Resorts Inc., Sr. Sub. Notes,
                                   8.750% due 5/15/09 .................................        604,750
------------------------------------------------------------------------------------------------------
                                                                                             6,722,598
------------------------------------------------------------------------------------------------------
Household/Personal Care -- 0.4%
       420,000          B+      AKI, Inc., Sr. Notes, 10.500% due 7/1/08 ..............        401,100
       850,000          B-      Revlon Consumer Products Corp., Sr. Notes,
                                   12.000% due 12/1/05 ................................        858,500
------------------------------------------------------------------------------------------------------
                                                                                             1,259,600
------------------------------------------------------------------------------------------------------


                     See Notes to Financial Statements.                       17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.2%
       560,000          B       Flowserve Corp., Guaranteed Sr. Sub. Notes,
                                   12.250% due 8/15/10 ................................   $    635,600
------------------------------------------------------------------------------------------------------
Industrial Specialties -- 0.6%
                                Foamex L.P.:
       525,000          B          Guaranteed Sr. Secured Notes,
                                      10.750% due 4/1/09 (b) ..........................        553,875
       530,000          B-         Guaranteed Sr. Sub. Notes,
                                      9.875% due 6/15/07 ..............................        484,950
       730,000          B-      UCAR Finance Inc., Guaranteed Sr. Notes,
                                   10.250% due 2/15/12 ................................        766,500
------------------------------------------------------------------------------------------------------
                                                                                             1,805,325
------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.9%
     1,565,000          B       PanAmSat Corp., Guaranteed Sr. Notes,
                                   8.500% due 2/1/12 ..................................      1,576,737
     1,075,000          Baa3*   Qwest Corp., Notes, 8.875% due 3/15/12 (b) ............      1,071,694
------------------------------------------------------------------------------------------------------
                                                                                             2,648,431
------------------------------------------------------------------------------------------------------
Managed Health Care -- 0.1%
       420,000          B+      PacifiCare Health Systems, Inc., Sr. Notes,
                                   10.750% due 6/1/09 (b) .............................        435,750
------------------------------------------------------------------------------------------------------
Marine Shipping -- 0.1%
       530,000          B-      Oglebay Norton Co., Sr. Sub. Notes,
                                   10.000% due 2/1/09 .................................        405,450
------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.8%
     1,515,000          B       DaVita Inc., Sub. Notes, 7.000% due 5/15/09 (c) .......      1,469,550
                                HEALTHSOUTH Corp., Sr. Notes:
       555,000          BBB-       6.875% due 6/15/05 .................................        555,566
       520,000          BBB-       8.375% due 10/1/11 .................................        543,400
------------------------------------------------------------------------------------------------------
                                                                                             2,568,516
------------------------------------------------------------------------------------------------------
Medical Distributors -- 0.3%
       845,000          B       Physicians Sales and Service Inc., Guaranteed
                                   Sr. Sub. Notes, 8.500% due 10/1/07 .................        857,675
------------------------------------------------------------------------------------------------------


18                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Medical Specialties -- 1.8%
                                Alaris Medical Systems Inc.:
     1,405,000          B-         Guaranteed Sr. Sub. Notes,
                                      9.750% due 12/1/06 ..............................   $  1,412,025
       520,000          B+         Secured, Series B, 11.625% due 12/1/06 .............        590,200
     1,040,000          CCC+    Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                                   11.250% due 6/15/09 ................................      1,076,400
     1,185,000          B       Per-Se Technologies, Inc., Guaranteed Sr. Notes,
                                   Series B, 9.500% due 2/15/05 .......................      1,161,300
     1,045,000          B-      Universal Hospital Services Inc., Sr. Notes,
                                   10.250% due 3/1/08 .................................      1,050,225
------------------------------------------------------------------------------------------------------
                                                                                             5,290,150
------------------------------------------------------------------------------------------------------
Metal Fabrication -- 0.8%
     1,040,000          CCC+    Hexcel Corp., Sr. Sub. Notes,
                                   9.750% due 1/15/09 .................................        806,000
     1,615,000          CCC+    Park-Ohio Industries Inc., Sr. Sub. Notes,
                                   9.250% due 12/1/07 .................................      1,122,425
       425,000          BB-     Wolverine Tube Inc., Guaranteed Sr. Notes,
                                   10.500% due 4/1/09 (b) .............................        431,375
------------------------------------------------------------------------------------------------------
                                                                                             2,359,800
------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 1.4%
       835,000          B-      Intertek Finance PLC, Guaranteed Sr. Secured
                                   Notes, Series B, 10.250% due 11/1/06 ...............        868,400
       310,000          B       Johnsondiversey Inc., Sr. Sub. Notes,
                                   9.625% due 5/15/12 (b) .............................        327,050
     2,255,000          B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                                   Series B, 11.000% due 11/1/06 ......................      1,950,575
     1,145,000          Ba3*    Spherion Corp., Sub. Notes,
                                   4.500% due 6/1/05 (c) ..............................      1,006,169
------------------------------------------------------------------------------------------------------
                                                                                             4,152,194
------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.5%
       745,000          CCC+    Aqua Chem, Inc., Sr. Sub. Notes,
                                   11.250% due 7/1/08 .................................        640,700
       245,000          B-      Eagle-Picher Industries, Inc., Guaranteed
                                   Sr. Sub. Notes, 9.375% due 3/1/08 ..................        204,575
       735,000          BBB     Tyco International Ltd., Guaranteed Sr. Notes,
                                   6.375% due 2/15/06 .................................        670,018
------------------------------------------------------------------------------------------------------
                                                                                             1,515,293
------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 2.0%
                                AMC Entertainment Inc., Sr. Sub. Notes:
     1,605,000          CCC        9.500% due 3/15/09 .................................   $  1,629,075
       715,000          CCC        9.500% due 2/1/11 ..................................        725,725
     3,695,000          B       Six Flags, Inc., Sr. Discount Notes,
                                   step bond to yield 14.310% due 4/1/08 ..............      3,662,669
------------------------------------------------------------------------------------------------------
                                                                                             6,017,469
------------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.7%
       845,000          BB-     El Paso Energy Partners L.P., Guaranteed
                                   Sr. Sub. Notes, 8.500% due 6/1/11 (b) ..............        861,900
     1,025,000          BB-     Leviathan Gas Pipeline Partners L.P., Guaranteed
                                   Sr. Sub. Notes, 10.375% due 6/1/09 .................      1,117,250
------------------------------------------------------------------------------------------------------
                                                                                             1,979,150
------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 3.4%
       315,000          B       Denbury Resources, Inc., Guaranteed Sr. Sub.
                                   Notes, 9.000% due 3/1/08 ...........................        316,575
     2,245,000          B+      Forest Oil Corp., Guaranteed Sr. Sub. Notes,
                                   10.500% due 1/15/06 ................................      2,390,925
       750,000          B       Houston Exploration Co., Sr. Sub. Notes,
                                   Series B, 8.625% due 1/1/08 ........................        768,750
       525,000          B+      Magnum Hunter Resource, Inc., Sr. Notes,
                                   9.600% due 3/15/12 (b) .............................        553,875
       310,000          B-      Mission Resources Corp., Guaranteed Sr. Sub.
                                   Notes, Series C, 10.875% due 4/1/07 ................        280,550
       520,000          BB+     Ocean Energy, Inc., Guaranteed Sr. Sub. Notes,
                                   Series B, 8.375% due 7/1/08 ........................        545,350
       430,000          B       Plains Resources, Guaranteed Sr. Sub. Notes,
                                   Series B, 10.250% due 3/15/06 ......................        442,900
                                Pogo Producing Co., Sr. Sub. Notes, Series B:
       205,000          BB         10.375% due 2/15/09 ................................        222,937
       310,000          BB         8.250% due 4/15/11 .................................        321,625
     1,030,000          CCC     RAM Energy, Inc., Sr. Notes,
                                   11.500% due 2/15/08 ................................        684,950
       720,000          B-      Range Resources Corp., Guaranteed Sr. Sub.
                                   Notes, 8.750% due 1/15/07 ..........................        720,000
     1,425,000          B+      Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                                   8.750% due 9/15/07 .................................      1,474,875


20                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 3.4% (continued)
       420,000          B       Swift Energy Co., Sr. Sub. Notes,
                                   9.375% due 5/1/12 ..................................   $    418,950
                                Vintage Petroleum Inc.:
       725,000          BB-        Sr. Notes, 8.250% due 5/1/12 (b) ...................        717,750
       415,000          BB-        Sr. Sub. Notes, 9.750% due 6/30/09 .................        412,925
------------------------------------------------------------------------------------------------------
                                                                                            10,272,937
------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.6%
       835,000          BB-     Pennzoil-Quaker State, Inc., Sr. Notes,
                                   10.000% due 11/1/08 ................................        979,038
       735,000          B+      Tesoro Petroleum Corp., Sr. Sub. Notes,
                                   9.625% due 4/1/12 (b) ..............................        683,550
------------------------------------------------------------------------------------------------------
                                                                                             1,662,588
------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.8%
                                Compagnie Generale de Geophysique SA,
                                   Sr. Notes:
       785,000          BB            10.625% due 11/15/07 ............................        818,362
       315,000          BB            10.625% due 11/15/07 (b) ........................        328,388
       420,000          BB-     Petroleum Helicopters, Inc., Sr. Notes,
                                   9.375% due 5/1/09 (b) ..............................        438,900
       520,000          BB-     Superior Energy Services Inc., Guaranteed
                                   Sr. Notes, 8.875% due 5/15/11 ......................        527,800
       315,000          B       Trico Marine Services, Inc., Sr. Notes,
                                   8.875% due 5/15/12 (b) .............................        318,938
------------------------------------------------------------------------------------------------------
                                                                                             2,432,388
------------------------------------------------------------------------------------------------------
Other Consumer Services -- 2.3%
       825,000          B       Coinmach Corp., Sr. Notes, 9.000% due 2/1/10 ..........        861,094
     2,660,000          BB+     SC International Services, Inc., Guaranteed
                                   Sr. Sub. Notes, Series B, 9.250% due 9/1/07 ........      2,340,800
                                Service Corp. International:
       740,000          BB-        Debentures, 7.875% due 2/1/13 ......................        669,700
                                   Notes:
       820,000          BB-           6.875% due 10/1/07 ..............................        750,300
     1,030,000          BB-           6.500% due 3/15/08 ..............................        921,850
     1,135,000          B+      Stewart Enterprises, Inc., Guaranteed Sr. Sub.
                                   Notes, 10.750% due 7/1/08 ..........................      1,265,525
------------------------------------------------------------------------------------------------------
                                                                                             6,809,269
------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Other Metals/Minerals -- 0.3%
     1,030,000          BBB-    Phelps Dodge Corp., Sr. Notes,
                                   8.750% due 6/1/11 ..................................   $  1,030,951
------------------------------------------------------------------------------------------------------
Property Casualty Insurance -- 0.1%
       630,000          BB+     PXRE Capital Trust I Corp., Guaranteed
                                   Capital Securities, 8.850% due 2/1/27 ..............        444,006
------------------------------------------------------------------------------------------------------
Publishing - Books/Magazines -- 1.4%
     3,630,000          BB-     Quebecor Media Inc., Sr. Notes,
                                   11.125% due 7/15/11 (b) ............................      3,720,750
       420,000          B       Von Hoffman Corp., Guaranteed Sr. Notes,
                                   10.250% due 3/15/09 (b) ............................        438,375
------------------------------------------------------------------------------------------------------
                                                                                             4,159,125
------------------------------------------------------------------------------------------------------
Publishing - Newspapers -- 1.8%
     1,310,000          B+      Garden State Newspapers, Sr. Sub. Notes,
                                   Series B, 8.750% due 10/1/09 .......................      1,329,650
                                Hollinger International, Inc., Guaranteed
                                   Sr. Sub. Notes:
       775,000          B+            9.250% due 2/1/06 ...............................        800,188
     1,245,000          B+            9.250% due 3/15/07 ..............................      1,291,687
     1,949,248          B       Hollinger Participation Trust, Sr. Notes,
                                   12.125% due 11/15/10 ...............................      1,890,771
------------------------------------------------------------------------------------------------------
                                                                                             5,312,296
------------------------------------------------------------------------------------------------------
Pulp and Paper -- 1.7%
     1,040,000          BBB     Bowater Canada Finance Corp., Guaranteed
                                   Notes, 7.950% due 11/15/11 .........................      1,077,380
                                Buckeye Technologies, Inc., Sr. Sub. Notes:
       525,000          B+         9.250% due 9/15/08 .................................        496,125
     1,745,000          B+         8.000% due 10/15/10 ................................      1,529,056
     2,045,000          BBB-    Georgia-Pacific Corp., Sr. Notes,
                                   7.500% due 5/15/06 .................................      2,007,642
------------------------------------------------------------------------------------------------------
                                                                                             5,110,203
------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.7%
       525,000          Ba3*    Crescent Real Estate Equities L.P., Sr. Notes,
                                   9.250% due 4/15/09 (b) .............................        545,248
     1,115,000          BB-     HMH Properties, Inc., Guaranteed Sr. Secured
                                   Notes, Series A, 7.875% due 8/1/05 .................      1,103,850


22                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.7% (continued)
     1,760,000          BB-     Host Marriott L.P., Sr. Notes,
                                   9.500% due 1/15/07 (b) .............................   $  1,839,200
       400,000          BBB-    ITT Corp., Notes, 6.750% due 11/15/05 .................        402,546
       735,000          BB-     Meditrust, Notes, 7.114% due 8/15/04 (b) ..............        723,975
       315,000          BB-     Ventas, Inc., Sr. Notes, 9.000% due 5/1/12 (b) ........        329,962
------------------------------------------------------------------------------------------------------
                                                                                             4,944,781
------------------------------------------------------------------------------------------------------
Recreational Products -- 0.6%
     1,755,000          BB      Hasbro Inc., Sr. Debentures, 6.600% due 7/15/08 .......      1,362,319
       420,000          B       The Hockey Co. & Sport Maska Inc.,
                                   Sr. Secured Notes, 11.250% due 4/15/09 (b) .........        427,350
------------------------------------------------------------------------------------------------------
                                                                                             1,789,669
------------------------------------------------------------------------------------------------------
Restaurants -- 1.0%
       525,000          CCC     Advantica Restaurant Group, Inc., Sr. Notes,
                                   11.250% due 1/15/08 ................................        412,125
       315,000          B       American Restaurant Group, Inc., Guaranteed
                                   Sr. Secured Notes, Series D,
                                   11.500% due 11/1/06 ................................        278,775
       845,000          B-      Carrols Corp., Guaranteed Sr. Sub. Notes,
                                   9.500% due 12/1/08 .................................        843,944
       425,000          CCC+    CKE Restaurants, Inc., Guaranteed
                                   Sr. Sub. Notes, 9.125% due 5/1/09 ..................        416,500
       990,000          B+      Sbarro Inc., Guaranteed Sr. Notes,
                                   11.000% due 9/15/09 ................................      1,022,175
------------------------------------------------------------------------------------------------------
                                                                                             2,973,519
------------------------------------------------------------------------------------------------------
Savings Banks -- 1.6%
     3,200,000          CCC     Ocwen Capital Trust I Corp., Guaranteed
                                   Capital Securities, 10.875% due 8/1/27 .............      2,640,000
     1,630,000          B       Ocwen Financial Corp., Notes,
                                   11.875% due 10/1/03 ................................      1,630,000
       625,000          BB-     Western Financial Bank FSB, Sub. Debentures,
                                   9.625% due 5/15/12 .................................        634,375
------------------------------------------------------------------------------------------------------
                                                                                             4,904,375
------------------------------------------------------------------------------------------------------
Semiconductors -- 2.4%
     1,325,000          B       Cypress Semiconductor, Sub. Notes,
                                   3.750% due 7/1/05 (c) ..............................      1,146,125
     2,420,000          B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                                   10.125% due 3/15/07 ................................      2,556,125


                       See Notes to Financial Statements.                     23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Semiconductors -- 2.4% (continued)
     1,670,000          B       LSI Logic Corp., Sub. Notes,
                                   4.000% due 2/15/05 (c) .............................   $  1,438,288
     1,460,000          B-      TriQuint Semiconductor, Inc., Sub. Notes,
                                   4.000% due 3/1/07 (c) ..............................      1,131,500
     1,230,000          B-      Vitesse Semiconductor Corp., Sub. Debentures,
                                   4.000% due 3/15/05 (c) .............................        967,088
------------------------------------------------------------------------------------------------------
                                                                                             7,239,126
------------------------------------------------------------------------------------------------------
Services - Health Industry -- 0.2%
       525,000          B+      US Oncology, Inc., Sr. Sub. Notes,
                                   9.625% due 2/1/12 (b) ..............................        517,125
------------------------------------------------------------------------------------------------------
Specialty Insurance -- 0.3%
     1,015,000          BB      Markel Capital Trust I, Guaranteed Capital
                                   Securities, Series B, 8.710% due 1/1/46 ............        828,484
------------------------------------------------------------------------------------------------------
Specialty Stores -- 1.0%
       910,000          B-      Advance Stores Co., Inc., Guaranteed Sr. Notes,
                                   Series B, 10.250% due 4/15/08 ......................        971,425
       840,000          B-      Jo-Ann Stores, Inc., Guaranteed Sr. Sub. Notes,
                                   10.375% due 5/1/07 .................................        878,850
                                Pep Boys-Manny, Moe & Jack, Notes, Series MTNA:
       530,000          BB-        6.710% due 11/3/04 .................................        506,812
       560,000          BB-        6.520% due 7/16/07 .................................        560,000
------------------------------------------------------------------------------------------------------
                                                                                             2,917,087
------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 1.0%
     1,790,000(EUR)     B+      COLT Telecom Group PLC,
                                   2.000% due 4/3/07 (b)(c) ...........................        708,201
       940,000          B-      GT Group Telecom, Inc., Sr. Discount Notes,
                                   step bond to yield 16.470% due 2/1/10 ..............         42,300
                                WorldCom Inc.:
     2,630,000          BB         Bonds, 8.250% due 5/15/31 ..........................      1,144,050
     2,115,000          BB         Notes, 7.500% due 5/15/11 ..........................      1,046,925
------------------------------------------------------------------------------------------------------
                                                                                             2,941,476
------------------------------------------------------------------------------------------------------
Steel -- 0.2%
       315,000          B       Steel Dynamics, Inc., Sr. Notes,
                                   9.500% due 3/15/09 (b) .............................        331,537
       530,000          B-      WCI Steel, Inc., Sr. Notes, 10.000% due 12/1/04 .......        278,250
------------------------------------------------------------------------------------------------------
                                                                                               609,787
------------------------------------------------------------------------------------------------------


24                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.3%
       605,000          Ba2*    Avaya Inc., Secured Notes, 11.125% due 4/1/09 .........   $    601,975
       525,000          BB-     Nortel Networks Ltd., Notes,
                                   6.125% due 2/15/06 .................................        361,796
------------------------------------------------------------------------------------------------------
                                                                                               963,771
------------------------------------------------------------------------------------------------------
Tobacco -- 0.3%
       315,000          BB      Dimon Inc., Guaranteed Sr. Notes, Series B,
                                   9.625% due 10/15/11 ................................        335,475
       647,000          BB      Standard Commercial Tobacco Corp., Inc.,
                                   Guaranteed Sr. Notes, 8.875% due 8/1/05 ............        663,175
------------------------------------------------------------------------------------------------------
                                                                                               998,650
------------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 1.2 %
                                Case Corp., Notes:
       630,000          BB         7.250% due 8/1/05 ..................................        580,391
       265,000          BB         6.750% due 10/21/07 ................................        218,667
     1,185,000          B       Columbus McKinnon Corp., Guaranteed
                                   Sr. Sub. Notes, 8.500% due 4/1/08 ..................      1,102,050
       665,000(EUR)     B+      The Manitowoc Co., Inc., Sr. Sub. Notes,
                                   10.375% due 5/15/11 (b) ............................        667,693
       625,000          BB+     Navistar International, Guaranteed Sr. Notes,
                                   Series B, 9.375% due 6/1/06 ........................        657,812
       415,000          B+      NMHG Holding Co., Guaranteed Sr. Notes,
                                   10.000% due 5/15/09 (b) ............................        427,450
------------------------------------------------------------------------------------------------------
                                                                                             3,654,063
------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 3.8%
     1,365,000          CCC     Airgate PCS Inc., Sr. Sub. Discount Notes,
                                   step bond to yield 16.044% due 10/1/09 .............        853,125
     1,360,000          CCC     Alamosa PCS Holdings, Inc., Guaranteed Sr.
                                   Discount Notes, step bond to yield
                                   16.661% due 2/15/10 ................................        632,400
                                Crown Castle International Corp.:
       540,000          B          Sr. Discount Notes, step bond to yield
                                      10.719% due 5/15/11 .............................        310,500
     2,075,000          B          Sr. Notes, 10.750% due 8/1/11 ......................      1,794,875
       710,000          B3*     Dobson/Sygnet Communications Corp.,
                                   Sr. Notes, 12.250% due 12/15/05 ....................        639,000
       895,000          CCC     Horizon PCS Inc., Guaranteed Sr. Notes,
                                   step bond to yield 14.866% due 10/1/10 .............        237,175


                       See Notes to Financial Statements.                     25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

     Face
    Amount+          Rating(a)                        Security                                Value
------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 3.8% (continued)
       865,000          B-      Millicom International Cellular S.A.,
                                   Sr. Discount Notes, 13.500% due 6/1/06 .............   $    488,725
                                Nextel Communications, Inc., Sr. Discount Notes:
     2,120,000          B          Step bond to yield 15.127% due 9/15/07 .............      1,446,900
     5,050,000          B          Step bond to yield 14.576% due 2/15/08 .............      3,042,625
                                Nextel Partners, Inc., Sr. Notes:
     1,060,000          B3*        12.500% due 11/15/09 (b) ...........................        699,600
       530,000          B3*        11.000% due 3/15/10 ................................        327,275
       965,000          A-      VoiceStream Wireless Corp., Sr. Discount Notes,
                                   step bond to yield 14.714% due 11/15/09 ............        808,187
------------------------------------------------------------------------------------------------------
                                                                                            11,280,387
------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS AND NOTES
                                (Cost -- $302,530,769) ................................    294,583,505
======================================================================================================
    Shares                                      Security                                     Value
------------------------------------------------------------------------------------------------------
COMMON STOCK-- 0.1%
------------------------------------------------------------------------------------------------------
Electrical Components -- 0.0%
         2,968                  Viasystems Inc., Series B .............................             30
------------------------------------------------------------------------------------------------------
Food - Major Diversified -- 0.0%
        38,785                  Aurora Foods Inc. .....................................         77,958
------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
         5,080                  Crown Castle International Corp. ......................         22,862
         2,169                  McLeodUSA Inc., Class A Shares ........................          1,519
        12,250                  Pagemart Nationwide Inc. ..............................            123
------------------------------------------------------------------------------------------------------
                                                                                                24,504
------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.1%
         2,600                  Motorola Inc. .........................................        126,360
------------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCK
                                (Cost -- $328,273) ....................................        228,852
======================================================================================================
------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
------------------------------------------------------------------------------------------------------

Aerospace and Defense -- 0.0%
         1,050                  Northrop Grumman Corp., 7.250%, Convertible ...........        136,479
------------------------------------------------------------------------------------------------------
Major Telecommunications-- 0.1%
           800                  Broadwing Communications, 12.500%, Series B ...........        290,000
------------------------------------------------------------------------------------------------------


26                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

    Shares                                      Security                                     Value
------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.1%
        12,000                  Crown Castle International Corp. ......................   $    181,500
           680                  Dobson Communications Corp.,
                                   13.000%, Payment-in-kind ...........................         51,170
         3,500                  Global Crossing Holding, Ltd. (d) .....................            350
------------------------------------------------------------------------------------------------------
                                                                                               233,020
------------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCK
                                (Cost -- $1,566,429) ..................................        659,499
======================================================================================================
       Warrants                                       Security                                Value
------------------------------------------------------------------------------------------------------
WARRANTS (e) -- 0.0%
------------------------------------------------------------------------------------------------------
Broadcasting -- 0.0%
         8,625                  UIH Australia/Pacific, Inc., Expire 5/15/06 ...........             86
------------------------------------------------------------------------------------------------------
Commercial Printing Forms -- 0.0%
         1,040                  Merrill Corp., Expire 5/1/09 ..........................            104
------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
           150                  Pliant Corp., Expire 6/1/10 ...........................          1,538
------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
         1,005                  Cybernet Internet Services International Inc.,
                                   Expire 7/1/09 ......................................              2
         3,630                  WAM!NET Inc., Expire 3/1/05 ...........................             36
------------------------------------------------------------------------------------------------------
                                                                                                    38
------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
           940                  GT Group Telecom Inc., Expire 2/1/10 ..................          1,880
           695                  Horizon PCS Inc., Expire 10/1/10 ......................         18,852
         4,125                  Iridium World Communications Inc.,
                                   Expire 7/15/05 .....................................             41
           720                  IWO Holdings Inc., Expire 1/15/11 .....................         21,690
           750                  Jazztel PLC, Expire 7/15/10 ...........................              0
        24,840                  Pagemart, Inc., Expire 12/31/03 .......................            248
         4,125                  RSL Communications, Ltd., Expire 11/15/06 .............            580
------------------------------------------------------------------------------------------------------
                                                                                                43,291
------------------------------------------------------------------------------------------------------
                                TOTAL WARRANTS
                                (Cost -- $703,822) ....................................         45,057
======================================================================================================


                       See Notes to Financial Statements.                     27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited) (continued)

      Face
     Amount                                        Security                                  Value
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
------------------------------------------------------------------------------------------------------
$    3,794,000                  J.P. Morgan Chase & Co., 1.700% due 6/3/02;
                                   Proceeds at maturity -- $3,794,537; (Fully
                                   collateralized by U.S. Treasury Bills, Notes
                                   and Bonds, 0.000% to 8.125% due 5/15/06
                                   to 11/15/28; Market value -- $3,907,831)
                                   (Cost -- $3,794,000) ...............................   $  3,794,000
======================================================================================================
                                TOTAL INVESTMENTS -- 100%
                                (Cost -- $308,923,293**) ..............................   $299,310,913
======================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Convertible bonds exchangeable for shares of common stock.
(d)   Security is issued with attached warrants and bonds.
(e)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 30 for definitions of ratings.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      EUR -- Euro
      GBP -- British Pound


28                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

May 31, 2002 (unaudited)

                                                                  % of
                                                             Total Corporate
   Moody's           and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
      A                                     A                       1.2%
     Baa                                   BBB                      7.4
     Ba                                    BB                      29.3
      B                                     B                      55.5
     Caa                                   CCC                      5.5
     NR                                    NR                       1.1
                                                                  -----
                                                                  100.0%
                                                                  =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance,
CCC,      as predominantly speculative with respect to capacity to pay interest
CC, C and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

D      -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

May 31, 2002 (unaudited)

--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $308,923,293) ..................   $ 299,310,913
  Cash ..........................................................             580
  Interest and dividends receivable .............................       6,834,366
  Receivable for securities sold ................................       4,605,053
  Receivable for open forward foreign currency contracts (Note 5)          43,429
----------------------------------------------------------------------------------
  Total Assets ..................................................     310,794,341
----------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased ..............................       4,781,326
  Investment advisory fee payable ...............................         246,888
  Payable for open forward foreign currency contracts (Note 5) ..         219,496
  Administration fee payable ....................................          54,863
  Accrued expenses ..............................................         106,144
----------------------------------------------------------------------------------
  Total Liabilities .............................................       5,408,717
----------------------------------------------------------------------------------
Total Net Assets ................................................   $ 305,385,624
==================================================================================
NET ASSETS:
  Par value of capital shares ...................................   $      44,807
  Capital paid in excess of par value ...........................     528,819,225
  Overdistributed net investment income .........................      (1,247,374)
  Accumulated net realized loss from security transactions and
    foreign currencies ..........................................    (212,447,644)
  Net unrealized depreciation of investments and
    foreign currencies ..........................................      (9,783,390)
----------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $6.82 per share on 44,806,998
  shares of $0.001 par value outstanding;
  500,000,000 shares authorized) ................................   $ 305,385,624
==================================================================================


                       See Notes to Financial Statements.                     31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Three Months Ended May 31, 2002 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest ...................................................   $  8,493,133
    Dividends ..................................................         78,223
--------------------------------------------------------------------------------
    Total Investment Income ....................................      8,571,356
--------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fee (Note 2) ...........................        700,486
    Administration fee (Note 2) ................................        155,664
    Shareholder and systems servicing fees .....................         30,373
    Shareholder communications .................................         27,474
    Audit and legal ............................................         17,392
    Directors' fees ............................................         12,351
    Registration fees ..........................................          8,822
    Pricing service fees .......................................          6,805
    Custody ....................................................          6,049
    Other ......................................................          2,520
--------------------------------------------------------------------------------
    Total Expenses .............................................        967,936
--------------------------------------------------------------------------------
Net Investment Income ..........................................      7,603,420
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities) ..    (10,148,747)
      Foreign currency transactions ............................            456
--------------------------------------------------------------------------------
    Net Realized Loss ..........................................    (10,148,291)
--------------------------------------------------------------------------------
    Change in Net Unrealized Depreciation From:
      Security transactions ....................................      9,527,352
      Foreign currency transactions ............................       (266,728)
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Depreciation ....................      9,260,624
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies .................       (887,667)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations .........................   $  6,715,753
================================================================================


32                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Three Months Ended May 31, 2002 (unaudited) and the Year Ended February 28, 2002

                                                           May 31         February 28
                                                        -------------    -------------
OPERATIONS:
    Net investment income ...........................   $   7,603,420    $  36,190,417
    Net realized loss ...............................     (10,148,291)     (86,734,799)
    Decrease in net unrealized depreciation .........       9,260,624          636,679
---------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations       6,715,753      (49,907,703)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ...........................      (7,810,946)     (36,240,622)
    Capital .........................................              --       (1,536,340)
---------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders .................      (7,810,946)     (37,776,962)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
    Net asset value of shares issued for
      reinvestment of dividends .....................       1,788,948        9,096,239
---------------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions .......................       1,788,948        9,096,239
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets ...................         693,755      (78,588,426)

NET ASSETS:
    Beginning of period .............................     304,691,869      383,280,295
---------------------------------------------------------------------------------------
    End of period* ..................................   $ 305,385,624    $ 304,691,869
=======================================================================================
* Includes overdistributed net
    investment income of: ...........................   $  (1,247,374)   $    (620,090)
=======================================================================================


                       See Notes to Financial Statements.                     33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Certain prior year numbers have been restated to reflect current year's presentation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective March 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the three months ended May 31, 2002, interest income decreased by $64,851, net realized loss decreased by $98,228 and the change in net unrealized depreciation decreased by $33,377. In addition, the Fund recorded an adjustment to decrease the cost of securities and increase accumulated overdistributed net investment income by $420,214 to reflect the cumulative effect of this change.

      The Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

   2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   3. Investments

      During the three months ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                            $58,519,544
--------------------------------------------------------------------------------
Sales                                                                 52,842,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      At May 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 14,274,146
Gross unrealized depreciation                                       (23,886,526)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (9,612,380)
================================================================================

   4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   5. Forward Foreign Currency Contracts

      At May 31, 2002, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                             Local         Market      Settlement    Unrealized
Foreign Currency                           Currency        Value          Date       Gain (Loss)
================================================================================================
To Sell:
British Pound                               486,158     $  710,154      6/19/02      $  (8,638)
Euro                                      3,474,856      3,243,775      6/12/02       (179,473)
Euro                                        391,388        365,360      6/12/02        (21,154)
Euro                                        220,500        205,837      6/12/02        (10,231)
------------------------------------------------------------------------------------------------
To Buy:
Euro                                        720,225        672,329      6/12/02         43,429
------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts                                                         $(176,067)
================================================================================================

   6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At May 31, 2002, the Fund did not hold any futures contracts.

   7. Option Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At May 31, 2002, the Fund did not hold any purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

      When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the three months ended May 31, 2002, the Fund did not enter into any written covered call or put option contracts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

   9. Capital Loss Carryforward

      At February 28, 2002, the Fund had, for Federal income tax purposes, approximately $182,922,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                    2003         2004        2005        2007         2008          2009          2010
==========================================================================================================
Carryforward
  Amounts        $9,404,000   $18,115,000  $239,000   $2,616,000   $27,185,000   $37,823,000   $87,540,000
==========================================================================================================

  10. Capital Shares

      Capital stock transactions were as follows:

                                      Three Months Ended              Year Ended
                                          May 31, 2002            February 28, 2002
                                      --------------------     -----------------------
                                      Shares      Amount        Shares        Amount
======================================================================================
Shares issued on reinvestment         258,762   $1,788,948     1,199,659   $ 9,096,239
--------------------------------------------------------------------------------------
Net Increase                          258,762   $1,788,948     1,199,659   $ 9,096,239
======================================================================================

      On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the three months ended May 31, 2002, the Fund did not repurchase shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

---------------------------------------------------------------------------------------------------------------
                                     2002(1)(2)      2002(2)       2001        2000(3)       1999        1998
================================================================================================================
Net asset value,
  Beginning of Period               $   6.84       $   8.84     $  10.02     $  10.73     $  11.87     $  11.59
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)(5)           0.17           0.82         0.97         1.00         1.01         1.09
  Net realized and
    unrealized gain (loss)(5)          (0.01)         (1.96)       (1.18)       (0.76)       (1.12)        0.28
---------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                       0.16          (1.14)       (0.21)        0.24        (0.11)        1.37
---------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                       --             --         0.01         0.03           --           --
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.18)         (0.82)       (0.98)       (0.98)       (1.03)       (1.09)
  Capital                                 --          (0.04)          --           --           --           --
---------------------------------------------------------------------------------------------------------------
Total Distributions                    (0.18)         (0.86)       (0.98)       (0.98)       (1.03)       (1.09)
---------------------------------------------------------------------------------------------------------------
Net asset value,
  end of Period                     $   6.82       $   6.84     $   8.84     $  10.02     $  10.73     $  11.87
---------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(6)                       0.81%++      (11.87)%      24.22%      (13.40)%      (2.44)%      10.96%
---------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(6)                    2.25%++      (13.32)%      (1.06)%       3.89%       (0.72)%      12.43%
---------------------------------------------------------------------------------------------------------------
Net assets, end of Period
  (millions)                        $    305       $    305     $    383     $    435     $    475     $    523
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                           1.25%+         1.24%        1.20%        1.15%        1.17%        1.18%
  Net investment income(5)              9.81+         10.86        10.59         9.62         9.03         9.19
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   18%            81%          65%          80%          84%          94%
---------------------------------------------------------------------------------------------------------------
Market value, End of Period         $   6.96       $  7.080     $  9.000     $  8.125     $ 10.438     $ 11.750
================================================================================================================

(1)   For the three months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the year ended February 29, 2000.
(4) The investment adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees had not been waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(5)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the three months ended May 31, 2002, the ratio of net investment income to average net assets would have been 9.89%. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(6) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.
*     Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------

                                                                      Dividend
                             NYSE        Net Asset     Dividend     Reinvestment
                        Closing Price      Value         Paid           Price
================================================================================
March 31, 2000             $8.250          $9.74        $0.081         $8.21
April 30, 2000              8.188           9.65         0.081          8.18
May 31, 2000                8.375           9.40         0.081          8.49
June 30, 2000               8.625           9.54         0.081          8.70
July 31, 2000               8.813           9.47         0.081          8.90
August 31, 2000             8.938           9.44         0.081          8.95
September 29, 2000          8.688           9.13         0.081          8.61
October 31, 2000            8.000           8.69         0.081          8.07
November 30, 2000           7.500           8.07         0.081          7.62
December 29, 2000           8.437           8.33         0.082          8.32
January 31, 2001            9.350           8.86         0.082          8.82
February 28, 2001           9.000           8.84         0.082          8.85
March 30, 2001              9.110           8.40         0.082          8.53
April 30, 2001              8.210           8.21         0.079          8.67
May 31, 2001                8.530           8.16         0.079          8.17
June 30, 2001               8.240           7.67         0.077          7.64
July 31, 2001               8.270           7.63         0.077          7.75
August 31, 2001             7.580           7.56         0.077          7.54
September 28, 2001          6.960           6.94         0.067          6.96
October 31, 2001            6.880           6.99         0.067          7.02
November 30, 2001           7.420           7.23         0.067          7.20
December 31, 2001           7.120           7.09         0.063          7.06
January 31, 2002            7.430           7.03         0.063          7.07
February 28, 2002           7.080           6.84         0.063          6.88
March 31, 2002              7.320           6.91         0.063          6.93
April 30, 2002              7.080           6.96         0.056          6.82
May 31, 2002                6.960           6.82         0.056          6.98
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by PFPC on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

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      Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


42

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                                                Managed
                                                HIGH INCOME
                                                     --------------
                                                     PORTFOLIO INC.
                                                     --------------

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Directors

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial
Officer and Treasurer

John C. Bianchi, CFA
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
333 West 34th Street
New York, New York 10001

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

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This report is intended only for the shareholders of Managed High Income
Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. FD0839 7/02

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